EXHIBIT 31.1

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark W. Harding, certify that:

1.	I have reviewed this Amendment No.1 to the Annual Report on Form 10-K of Pure Cycle Corporation; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: November 15, 2014

/s/ Mark W. Harding
Mark W. Harding
Principal Executive Officer and Principal Financial Officer